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                                POWER OF ATTORNEY
                                -----------------

     Each person whose signature appears below, constitutes and appoints Michel Delloye, Frederic T. Klinkhammer and John A. Schwallie, and each of them, with full power to act without the other, such person's true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year 1998 of Central European Media Enterprises Ltd., a Bermuda corporation, and any and all amendments to such Annual Report on Form 10-K and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

March 8, 1999

         /s/ Ronald S. Lauder                        /s/ Michel Delloye
         --------------------                        ------------------
         Ronald S. Lauder                            Michel Delloye

         /s/ Robert R. Grusky                        /s/ Herbert S. Schlosser
         --------------------                        ------------------------
         Robert R. Grusky                            Herbert S. Schlosser

         /s/ Peter R. Goldscheider                   /s/ Nicolas G. Trollope
         -------------------------                   -----------------------
         Peter R. Goldscheider                       Nicolas G. Trollope

                                                     /s/ John A. Schwallie
         -----------------------                     ---------------------
         Frederic T. Klinkhammer                     John A. Schwallie